UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)
                                NOVEMBER 4, 2004
                          ----------------------------


                       MICRO INTERCONNECT TECHNOLOGY, INC.
               (Exact name of registrant as specified in charter)


                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-50895                                          02-0497440
(Commission File Number)                         (IRS Employer Identification
                                                             No.)

                      C/O WEST WINDSOR PROFESSIONAL CENTER
                                51 EVERETT DRIVE
                                 SUITE A-20, #B
                             WEST WINDSOR, NJ 08550
                         (Address of Principal Executive
                              Offices and zip code)
                          (609) 799-1889 (Registrant's
                                    telephone
                          number, including area code)

                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (A) On November 4, 2004, Micro Interconnect Technology, Inc. (the "Company") ended the engagement of Pritchett, Siler & Hardy P.C. as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

         The report of Pritchett, Siler & Hardy P.C. on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion. However, the report was qualified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal years ended December 31, 2003 and 2002 and the subsequent interim period preceding the termination, there were no disagreements with Pritchett, Siler & Hardy P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pritchett, Siler & Hardy P.C., would have caused Pritchett, Siler & Hardy P.C. to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods..

         The Company requested that Pritchett, Siler & Hardy P.C. furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Pritchett, Siler & Hardy P.C. in response to that request, dated November 4, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         (B) On November 4, 2004, L.L. Bradford & Company, LLC ("Bradford") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Bradford, the Company has not consulted with Bradford regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired. None.

(b) Pro forma financial information. None

(c) Exhibits.


Exhibit Number    Description

            16.1 Letter from Pritchett, Siler & Hardy P.C. dated November 4, 2004 regarding change in certifying accountant.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICRO INTERCONNECT TECHNOLOGY, INC.
                                   (Registrant)



Date:  November 5, 2004            By:    /s/ Pingji Lu
                                          -------------------------------
                                          Pingji Lu, Chief Executive
                                          Officer and President




                                  EXHIBIT INDEX

Exhibit Number    Description

            16.1 Letter from Pritchett, Siler & Hardy P.C. dated November 4, 2004 regarding change in certifying accountant.